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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 21, 2005


                           SIGHT RESOURCE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                     0-21068                  04-3181524
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
        of Incorporation)                                    Identification No.)


      6725 Miami Avenue, Cincinnati, Ohio                           45243
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    (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code (513) 527-9770
                                                          --------------

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          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01. Other Events.


On February 21, 2005, the Company filed its operating reports for the period from June 24, 2004 to January 31, 2005 with the United States Bankruptcy Court for the Southern District of Ohio. Such filing was made pursuant to the filing requirements of the Office of the United States Trustee. The filing includes (among other information) a consolidated and consolidating balance sheet as of January 31, 2005 and operating statements for the month ended January 31, 2005 and for the period from June 24, 2004 through January 31, 2005. The consolidated balance sheet information and consolidated operating statement information included in the Bankruptcy Court filing are included with this report as Exhibit
99.3 (the "Bankruptcy Court Statements").


The Bankruptcy Court Statements are unaudited and do not conform to generally accepted accounting principles ("GAAP"). All goodwill and other intangible assets have been eliminated in the preparation of the Bankruptcy Court Statements. Reference is made to the footnotes to the financial statements for a statement of other limitations and qualifications applicable to the statements.


As previously reported, the Company's 2002, 2003, and 2004 year-end financial statements have not been audited or certified. Also, as previously reported, in view of the Company's Chapter 11 bankruptcy filing, and in view of the resignation of the independent accounting firm previously engaged to audit the Company's financial statements, it is doubtful that such statements will ever be certified. The Company's aforementioned year-end reports remain incomplete, and the Company remains unable to generate GAAP compliant statements for subsequent interim periods for inclusion in filings on Forms 10-Q and 10-K. In view of the foregoing, the Company is unable to, and does not expect in the future to be able to, submit a reconciliation of the differences between the Bankruptcy Court Statements and comparable statements prepared in accordance with GAAP.


See FORWARD-LOOKING STATEMENTS appearing below in this Report.


Item 9.01.  Financial Statements and Exhibits.


(a)      Financial Statements of Business Acquired.


         Not applicable.


(b)      Pro Forma Financial Information.


         Not applicable.


(c)      Exhibits.


         See Exhibit Index.


FORWARD-LOOKING STATEMENTS.


This Report contains certain forward-looking statements within the meaning of
Section 21E of the Securities Act of 1934, as amended, including, without


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limitation, statements containing the words "doubtful" and "not expect" and words of similar import. Because forward-looking statements are based on a number of beliefs, estimates and assumptions that could ultimately prove inaccurate, there is no assurance that forward-looking statements will prove to be accurate.




                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                               SIGHT RESOURCE CORPORATION


Date: February 23, 2005                       By: /s/ Donald L. Radcliff
                                            --------------------------------
                                                  Donald L. Radcliff
                                               Chief Financial Officer




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                                                   EXHIBIT INDEX


Exhibit Number          Description of Exhibit

    99.3 Consolidated Balance Sheet as of January 31, 2005 and Consolidated Operating Statement for the month ended January 31, 2005 and for the period from June 24, 2004 through January 31, 2005